EX-23.1
                              KPMG Peat Marwick LLP
                       Suite 1501, Two Central Park Plaza
                                 Omaha, NE 68102
                                 (402) 348-1450






                              ACCOUNTANTS' CONSENT





The Board of Directors
InaCom Corp.:





     We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.



                                             KPMG Peat Marwick LLP

                                             /s/ KPMG PEAT MARWICK LLP





Omaha, Nebraska
October 16, 1996

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